                                                                   EXHIBIT 10.18

  MASTER AGREEMENT REGARDING BROOKDALE SENIOR HOUSING, LLC AND RELATED MATTERS

THIS MASTER AGREEMENT regarding Brookdale Senior Housing, LLC and related matters (this "AGREEMENT") is made as of the 30th day of September, 2003, by and between THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY, a Wisconsin corporation ("NORTHWESTERN MUTUAL"), BROOKDALE SENIOR HOUSING, LLC, a Delaware limited liability company ("Company"), AH MICHIGAN OWNER LIMITED PARTNERSHIP, an Ohio limited partnership, ("AHMI"); AH PENNSYLVANIA OWNER LIMITED PARTNERSHIP, an Ohio limited partnership ("AHPA"); AH TEXAS OWNER LIMITED PARTNERSHIP, an Ohio limited partnership ("AHTexas"); and BROOKDALE LIVING COMMUNITIES, INC., A DELAWARE CORPORATION ("Brookdale Parent").

                                   WITNESSETH:

      WHEREAS, Northwestern Mutual, AHMI and AHPA are entering into that certain Limited Liability Company Agreement dated as of September 30, 2003 (the "COMPANY AGREEMENT"), pursuant to which the Company was formed to (i) acquire, own, manage, lease and operate real properties; (ii) to acquire the Southfield Property; (iii) to acquire the Devonshire Property; (iv) make the Gaines Ranch Mezzanine Loan to AHTexas secured by a lien on the Gaines Ranch Property; (v) carry out all other activities necessary or incidental to the purposes described above; and (vi) any other purpose allowed by law; and

      WHEREAS, all defined terms used herein shall have the same meaning as those used in the Company Agreement, unless otherwise stated herein;

      WHEREAS, Northwestern Mutual, AHMI and AHPA are each making an INITIAL CAPITAL CONTRIBUTION to the Company.

      WHEREAS, Northwestern Mutual is making a loan to the Company in the original principal amount of $30,355,000 (the "COMPANY LOAN") secured by a satisfactory first lien on the Southfield Property and the Devonshire Property as well as a satisfactory third lien on the Gaines Ranch Property; and

      WHEREAS, Northwestern Mutual is making a loan to AHTexas in the amount of $16,422,000 (the "GAINES RANCH LOAN") secured by a satisfactory first lien on the Gaines Ranch Property and a satisfactory second lien on the Southfield Property and the Devonshire Property (together, sometimes referred to as the "Company Properties");

      WHEREAS, the Company is making a loan to AHTexas in the amount of $12,739,000 (the "GAINES RANCH MEZZANINE LOAN") secured by a satisfactory second lien on the Gaines Ranch Property;

      WHEREAS, the Company is paying a fee (the "KMF FEE") to KMF SENIOR HOUSING INVESTORS, LLC ("KMF") in the amount of $777,815.00 for certain advising work performed or to be performed by KMF;

      WHEREAS, the parties hereto desire to set forth their agreement regarding the formation of the Company, the purchase by the Company of the Southfield Property, the purchase by the Company of the Devonshire Property, the making of the Company Loan, the making of the Gaines Ranch Loan, the making of the Gaines Ranch Mezzanine Loan, the payment of the KMF Fee and other matters;

      NOW, THEREFORE, in consideration of the mutual benefits to be derived by the parties hereto, Northwestern Mutual, AHMI, AHPA and AHTexas agree as follows:

      PART A: DEFINITIONS

      1.    "CLOSING DATE" shall mean September 30, 2003 (the "Closing Date").

      2.    "CLOSING" shall mean the following has occurred:

            (a)   the Company has been formed;

            (b) Northwestern Mutual, AHMI and AHPA have each made their Initial Capital Contribution as follows:

            Northwestern Mutual: $35,829,000

            AHMI: $72,000

            AHPA: $72,000

            (c) Northwestern Mutual has made the Company Loan in the amount of $30,355,000.00;

            (d) Northwestern Mutual has made the Gaines Ranch Loan to AHTexas in the amount of $16,422,000.00;

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

            (e) Company has made the Gaines Ranch Mezzanine Loan to AHTexas in the amount of $12,739,000.00;

            (f)   Company has agreed to pay the KMF Fee to KMF;

            (g) Company has acquired the Devonshire Property free and clear of liens under the terms of that certain Real Estate Purchase and Sale Agreement dated of even date herewith (the "Devonshire Purchase Agreement");

            (h) Company has acquired the Southfield Property free and clear of liens under the terms of that certain Real Estate Purchase and Sale Agreement dated as of even date herewith (the "Southfield Purchase Agreement");

            (i) Gaines Ranch Operator has entered into a satisfactory form of Management and Operating Agreement;

            (j) Devonshire Operator has entered into a Management and Operating Agreement, in a form satisfactory to the Company and Northwestern Mutual;

            (k) Southfield Operator has entered into a Management and Operating Agreement, in a form satisfactory to the Company and Northwestern Mutual;

            (l) Brookdale Parent entering into that certain Guarantee of Member Obligations dated of even date herewith; and

            (m) Brookdale Parent has entered into that certain tax indemnity side letter agreement dated of even date herewith, all in a form satisfactory to Northwestern Mutual.

      3. "COMPANY PROPERTIES" shall mean the Southfield Property and the Devonshire Property.

      4. "PROPERTIES" shall mean the Southfield Property, the Devonshire Property and the Gaines Ranch Property.

PART B: COMPANY AGREEMENT

      1. Documents and Other Requirements Necessary for the Accomplishment of the Formation of the Company. On or before the Closing Date, Northwestern Mutual, AHMI and AHPA shall do the following:

            (a)   execute the Company Agreement, in the agreed upon form;

            (b) make the Initial Capital Contributions called for under the Company Agreement; and

            (c)   take any and all other steps necessary to form the Company.

PART C: COMPANY LOAN & RELATED LOAN DOCUMENTS

      Documents and Other Requirements Necessary for the Company Loan. On the Closing Date, Northwestern Mutual shall make the Company Loan to the Company secured by a satisfactory first lien on the Company Property and a satisfactory third lien on the Gaines Ranch Property, all in accordance with the Company Loan Commitment dated as of September 30, 2003 and the related Loan Documents.

PART D: GAINES RANCH LOAN & RELATED LOAN DOCUMENTS

      Documents and Other Requirements Necessary for the Gaines Ranch Loan. On the Closing Date, Northwestern Mutual shall make the Gaines Ranch Loan to AHTexas secured by a satisfactory first lien on the Gaines Ranch Property and a satisfactory second lien on the Company Property, all in accordance with the Gaines Ranch Loan Commitment dated as of September 30, 2003 and the related Loan Documents.

PART E: GAINES RANCH MEZZANINE LOAN & RELATED LOAN DOCUMENTS

      Documents and Other Requirements Necessary for the Gaines Ranch Mezzanine Loan. On the Closing Date, the Company shall make the Gaines Ranch Mezzanine Loan to AHTexas secured by a satisfactory second lien on the Gaines Ranch Property, all in accordance with the Gaines Ranch Mezzanine Loan Commitment dated as of September 30, 2003 and the related Loan Documents.

PART F: ACQUISITION OF SOUTHFIELD PROPERTY

      Acquisition of the Southfield Property. The Purchase Price for the Southfield Property as well as the related Closing Costs for the acquisition of the Southfield Property shall be paid in accordance with the Southfield Purchase Agreement.

PART G: ACQUISITION OF DEVONSHIRE PROPERTY

                                       4
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      Acquisition of the Devonshire Property. The Purchase Price for the
Devonshire Property as well as the related Closing Costs for the acquisition of the Devonshire Property shall be paid in accordance with the Devonshire Purchase Agreement.

PART H: REPRESENTATIONS AND WARRANTIES

      1. Northwestern Mutual Representations and Warranties. Northwestern Mutual represents and warrants to the other parties hereto and agrees that, as of the Closing, Northwestern Mutual shall be deemed to represent and warrant the following:

            (a) Northwestern Mutual has all necessary power and authority to enter into this Agreement and to consummate the transaction contemplated herein.

            (b) No other proceeding or action on the part of Northwestern Mutual is necessary to authorize this Agreement or the performance by Northwestern Mutual of its obligations hereunder. This Agreement constitutes a legal, valid, and binding obligation of Northwestern Mutual, enforceable against Northwestern Mutual in accordance with its terms.

            (c) No agreement, indenture, note, or other instrument binding on Company contains any provision prohibiting Northwestern Mutual from performing its obligations under this Agreement and the instruments executed and delivered pursuant to this Agreement.

            (d) There are no notices, approvals, actions, or consents required of any creditor of Northwestern Mutual, governmental authority, court, or any other person in order for Northwestern Mutual to effect the transactions contemplated hereby.

            The representations and warranties of this Section shall survive the Closing.

2.    A.    Company Representations and Warranties. The Company represents and warrants to the other parties hereto and agrees that, as of the Closing, the Company shall be deemed to represent and warrant the following:

            (a) Company has all necessary power and authority to enter into this Agreement and to consummate the transaction contemplated herein.

            (b) No other proceeding or action on the part of Company is necessary to authorize this Agreement or the performance by Company of its obligations hereunder.

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

This Agreement constitutes a legal, valid, and binding obligation of Company, enforceable in accordance with its terms.

            (c) No agreement, indenture, note, or other instrument binding on Company contains any provision prohibiting Company from performing its obligations under this Agreement and the instruments executed and delivered pursuant to this Agreement.

            (d) There are no notices, approvals, actions, or consents required of any creditor of Company, governmental authority, court, or any other person in order for Company to effect the transactions contemplated hereby.

            The representations and warranties of this Section shall survive the Closing.

      3. AHMI Representations and Warranties. AHMI represents and warrants to the other parties hereto and agrees that, as of the Closing, AHMI shall be deemed to represent and warrant the following:

            (a) AHMI has all necessary power and authority to enter into this Agreement and to consummate the transaction contemplated herein.

            (c) No other proceeding or action on the part of AHMI is necessary to authorize this Agreement or the performance by AHMI of its obligations hereunder. This Agreement constitutes a legal, valid, and binding obligation of AHMI, enforceable against AHMI in accordance with its terms.

            (c) No agreement, indenture, note, or other instrument binding on AHMI contains any provision prohibiting AHMI from performing its obligations under this Agreement and the instruments executed and delivered pursuant to this Agreement.

            (d) There are no notices, approvals, actions, or consents required of any creditor of AHMI, governmental authority, court, or any other person in order for AHMI to effect the transactions contemplated hereby.

The representations and warranties of this Section shall survive the Closing.

      4. AHPA Representations and Warranties. AHPA represents and warrants to the other parties hereto and agrees that, as of the Closing, AHPA shall be deemed to represent and warrant the following:

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

            (a) AHPA has all necessary power and authority to enter into this Agreement and to consummate the transaction contemplated herein.

            (b) No other proceeding or action on the part of AHPA is necessary to authorize this Agreement or the performance by AHPA of its obligations hereunder. This Agreement constitutes a legal, valid, and binding obligation of AHPA, enforceable against AHPA in accordance with its terms.

            (c) No agreement, indenture, note, or other instrument binding on Company contains any provision prohibiting Company from performing its obligations under this Agreement and the instruments executed and delivered pursuant to this Agreement.

            (d) There are no notices, approvals, actions, or consents required of any creditor of Company, governmental authority, court, or any other person in order for Company to effect the transactions contemplated hereby.

The representations and warranties of this Section shall survive the Closing.

      5. AHTexas Representations and Warranties. AHTexas represents and warrants to the other parties hereto and agrees that, as of the Closing, AHTexas shall be deemed to represent and warrant the following:

            (a) AHTexas has all necessary power and authority to enter into this Agreement and to consummate the transaction contemplated herein.

            (b) No other proceeding or action on the part of AHTexas is necessary to authorize this Agreement or the performance by AHTexas of its obligations hereunder. This Agreement constitutes a legal, valid, and binding obligation of AHTexas, enforceable against AHTexas in accordance with its terms.

            (c) No agreement, indenture, note, or other instrument binding on AHTexas contains any provision prohibiting AHTexas from performing its obligations under this Agreement and the instruments executed and delivered pursuant to this Agreement.

            (d) There are no notices, approvals, actions, or consents required of any creditor of AHTexas, governmental authority, court, or any other person in order for AHTexas to effect the transactions contemplated hereby.

The representations and warranties of this Section shall survive the Closing.

      6. Brookdale Parent. Brookdale Parent represents and warrants to the other parties hereto and agrees that, as of the Closing, Brookdale Parent shall be deemed to represent and warrant the following:

            (a) Brookdale Parent has all necessary power and authority to enter into this Agreement and to consummate the transaction contemplated herein.

            (b) No other proceeding or action on the part of Brookdale Parent is necessary to authorize this Agreement or the performance by Brookdale Parent of its obligations hereunder. This Agreement constitutes a legal, valid, and binding obligation of Brookdale Parent, enforceable against Brookdale Parent in accordance with its terms.

            (c) No agreement, indenture, note, or other instrument binding on Brookdale Parent contains any provision prohibiting Brookdale Parent from performing its obligations under this Agreement and the instruments executed and delivered pursuant to this Agreement.

            (d) There are no notices, approvals, actions, or consents required of any creditor of Brookdale Parent, governmental authority, court, or any other person in order for Brookdale Parent to effect the transactions contemplated hereby.

The representations and warranties of this Section shall survive the Closing.

      PART I: PULL BACK CLAUSE

      1. Pull Back Clause. It is the intention of the parties to this Agreement that all of the transactions contemplated under the terms of this Agreement and under the definition of "Closing" will, in fact, occur. In the event, that there is a transaction (or a portion of a transaction) under this Agreement that fails to close for any reason in accordance with the terms and conditions hereof, then and in such event the parties to this Agreement hereby agree that this Agreement, together with all closing documents deposited into escrow or otherwise entered into in connection herewith, shall become null, void and have no effect. In the event this provision takes effect and all funds previously released by Northwestern Mutual pursuant to the terms of this Agreement and the related documents shall be immediately refunded to Northwestern Mutual in full.

PART J: MISCELLANEOUS

      1. Successors and Assigns; Not Assignable. The provisions of this Agreement shall be binding upon, inure to the benefit of and be enforceable by the parties and their

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

respective successors and permitted assigns. This Agreement shall not be assignable by any party.

      2. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Wisconsin (without reference to conflicts of law principles).

      3. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original.

      4. Amendments. This Agreement may be amended only by a writing duly executed by each of the parties hereto.

      5. Severability. If any provision of this Agreement or the application thereof to any person or entity or circumstance shall, for any reason and to any extent, be invalid or unenforceable, the remainder of this Agreement and the application of such provision to other persons or entities or circumstances shall not be affected thereby, but rather shall be enforced to the greatest extent permitted by law.

      6. Headings. Headings contained in this Agreement are solely for convenience of reference and shall not affect the meaning or interpretation of this Agreement or any term or provision hereof.

      7. Authority. Each party hereto represents and warrants that it has the power and authority to execute and deliver this Agreement and perform its obligations hereunder.

      8. Survival. This Agreement and the agreements, representations and warranties of each party hereto shall survive the Closing.

      9. In General. This Agreement, together with the agreements and documents referred to or provided for herein, is intended by the parties hereto as a final expression of their agreement and understanding concerning the subject matter hereof. Each party acknowledges that it has formed its own judgment as the prospects of future profitability of the Property. This Agreement supersedes all prior negotiations, proposals, and agreements with respect to the subject matter hereof.

      10. No Additional Rights. Nothing in this Agreement, whether expressed or implied, is intended to confer any right or remedies on any persons other than the parties hereto and their respective successors and assigns.

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

      11. Defined Terms. All capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Company Agreement.

      12. Legal Fees. In the event any party initiates litigation to interpret or enforce this Agreement, the prevailing party shall recover its reasonable attorney's fees, consultant fees, expert witness fees and court costs.

      13. Notices. Any notice which may be required or permitted to be given hereunder shall be deemed given, if:

            (a) sent by facsimile transmission with telephone confirmation of receipt, followed by deposit in the United States mail, or

            (b)   sent by nationally recognized overnight courier service, or

            (c)   delivered personally,

            in each case addressed to the parties hereto as follows:

If to Northwestern Mutual: The Northwestern Mutual Life Insurance Company
                           c/o Northwestern Investment Management Company
                           720 East Wisconsin Avenue
                           Milwaukee, WI 53202
                           Attention: Managing Director - Asset Management JV
333313

with a copy to:            The Northwestern Mutual Life Insurance Company
                           c/o Northwestern Investment Management Company
                           520 Lake Cook Road
                           Suite 300
                           Deerfield, IL 60015
                           Attention: Regional Manager JV 333313

with a copy to:            The Northwestern Mutual Life Insurance Company
                           720 East Wisconsin Avenue
                           Milwaukee, WI 53202
                           Attention: Judy Perkins, Law Department JV 333313

If to Company:             c/o Brookdale Living Communities, Inc.
                           330 N. Wabash Avenue

                           Suite 1400
                           Chicago, Illinois 60611
                           Attention: R. Stanley Young

     With copy to:         Brookdale Living Communities, Inc.
                           330 N. Wabash Avenue
                           Suite 1400
                           Chicago, Illinois 60611
                           Attention: Deborah Paskin

If to AHMI                 c/o Brookdale Living Communities, Inc.
                           330 N. Wabash Avenue
                           Suite 1400
                           Chicago, Illinois 60611
                           Attention: R. Stanley Young

     With copy to:         Brookdale Living Communities, Inc.
                           330 N. Wabash Avenue
                           Suite 1400
                           Chicago, Illinois 60611
                           Attention: Deborah Paskin

     If to AHPA:           c/o Brookdale Living Communities, Inc.
                           330 N. Wabash Avenue
                           Suite 1400
                           Chicago, Illinois 60611
                           Attention:  R. Stanley Young

     With copy to:         Brookdale Living Communities, Inc.
                           330 N. Wabash Avenue
                           Suite 1400
                           Chicago, Illinois 60611
                           Attention: Deborah Paskin

If to Brookdale Parent:    c/o Brookdale Living Communities, Inc.
                           330 N. Wabash Avenue
                           Suite 1400
                           Chicago, Illinois 60611
                           Attention: R. Stanley Young

     With copy to:         Brookdale Living Communities, Inc.

                           330 N. Wabash Avenue
                           Suite 1400
                           Chicago, Illinois 60611
                           Attention: Deborah Paskin

If to AHTEXAS:             c/o Brookdale Living Communities, Inc.
                           330 N. Wabash Avenue
                           Suite 1400
                           Chicago, Illinois 60611
                           Attention: R. Stanley Young

     With copy to:         Brookdale Living Communities, Inc.
                           330 N. Wabash Avenue
                           Suite 1400
                           Chicago, Illinois 60611
                           Attention: Deborah Paskin

            Any time period following notice shall commence on the date of such delivery. Rejection or other refusal to accept or inability to deliver because of change of address as to which no notice has been given shall constitute receipt of any such notice, demand or request. All payments to be made pursuant hereto to any party shall be made at the addresses for notices to such Member in accordance with this Section, unless otherwise specifically instructed.

      14. Operation of the Southfield Property. The Company and AHMI agree that the Southfield Property shall continue to be operated in the same manner through the Closing Date as it has in the past.

      15. Operation of the Devonshire Property. The Company and AHPA agree that the Devonshire Property shall continue to be operated in the same manner through the Closing Date as it has in the past.

      PART K: CONDITIONS TO CLOSING.

      1. Conditions to Closing. The obligation of the parties hereto to consummate the transactions contemplated by this Agreement is subject to the reasonable satisfaction at or before the Closing Date of the following condition and obligation:

            a. As to the parties hereto, each shall have deposited in Escrow the documents required for the closing, duly executed and (where necessary) acknowledged and in recordable form, all as specified in this Agreement or other documents referenced herein;

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

            b. As to the parties hereto the representations and warranties made by each of the parties hereto in this Agreement shall be true and correct at and as of the Closing Date, and shall have been true and correct at and as of the date of this Agreement.

            c. Closing. As soon as the parties have deposited all items required into Escrow, together with closing instructions, and upon satisfaction of all applicable conditions precedent to closing, the Escrow agent shall cause the transactions contemplated herein to be consummated (the "CLOSING") in accordance with the terms hereof and in the order specified below:

            d. Wire Transfer. The amounts payable (as shown on the Closing Statement) shall be payable pursuant to Northwestern Mutual's written closing instructions. Provided, however, if in the opinion of the Escrow holder such wire transfer cannot be initiated by Escrow holder on or before 3:00 p.m. Central Time on the Closing Date, said Closing shall be consummated on the next business day, but the net sales proceeds shall be reinvested in an overnight, interest-bearing account, with the highest possible yield (with any charge therefor imposed by Escrow to be borne by Northwestern Mutual) and such net sales proceeds plus the overnight interest shall be disbursed the next

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business day along with the delivery of the closing documents, but the parties hereto shall not be released from their obligations hereunder.

      IN WITNESS WHEREOF, the parties have executed this Master Agreement as of the day and year first above written.

                                 COMPANY:
                                 BROOKDALE SENIOR HOUSING, LLC, A DELAWARE
                                 LIMITED LIABILITY COMPANY

                                         BY: THE NORTHWESTERN MUTUAL LIFE
                                             INSURANCE COMPANY, a Wisconsin
                                             corporation

                                             By: /s/ Ross D. Luedke
                                                 ------------------------------
                                             Name: Ross D. Luedke
                                             Its: Attorney-in-Fact

                                         BY: AH MICHIGAN OWNER LIMITED
                                             PARTNERSHIP, an Ohio limited
                                             partnership, a member

                                             By: AH Michigan CGP, Inc., an
                                                 Ohio corporation, its sole
                                                 general partner

                                                     By: /s/ R. Stanley Young
                                                         ----------------------
                                                         R. Stanley Young
                                                         Its Vice President

                       (SIGNATURES CONTINUED ON NEXT PAGE)

                    (SIGNATURES CONTINUED FROM PREVIOUS PAGE)

                                         BY: AH PENNSYLVANIA OWNER LIMITED
                                             PARTNERSHIP, an Ohio limited
                                             partnership, a member

                                             By: AH Pennsylvania CGP, Inc., an
                                                 Ohio corporation, its sole
                                                 general partner

                                                 By: /s/ R. Stanley Young
                                                     --------------------------
                                                     R. Stanley Young
                                                     Its Vice President

                                    NORTHWESTERN MUTUAL:

                                    THE NORTHWESTERN MUTUAL LIFE INSURANCE
                                    COMPANY, a Wisconsin corporation

                                          By: /s/ Ross D. Luedke
                                              ---------------------------------
                                              Name: Ross D. Luedke
                                              Its: Attorney-in-Fact

                                    AHMI:

                                    AH MICHIGAN OWNER LIMITED PARTNERSHIP, an
                                    Ohio limited partnership

                                          By: AH Michigan CGP, Inc., an Ohio
                                              corporation, its sole general
                                              partner

                                              By: /s/ R. Stanley Young
                                                  -----------------------------
                                                  R. Stanley Young
                                                  Its Vice President

                       (SIGNATURES CONTINUED ON NEXT PAGE)

                    (SIGNATURES CONTINUED FROM PREVIOUS PAGE)

                                    AHMI:

                                    AH PENNSYLVANIA OWNER LIMITED PARTNERSHIP, an Ohio limited partnership

                                            By: AH Pennsylvania CGP, Inc., an
                                                Ohio corporation, its sole
                                                general partner

                                                By: /s/ R. Stanley Young
                                                    ---------------------------
                                                    R. Stanley Young
                                                    Its Vice President

                                    AHTEXAS:

                                    AH TEXAS OWNER LIMITED PARTNERSHIP, an Ohio limited partnership

                                            By: AH Texas CGP, Inc., an Ohio
                                                corporation, its sole general
                                                partner

                                                By: /s/ R. Stanley Young
                                                    ---------------------------
                                                    R. Stanley Young
                                                    Its Vice President

                                    BROOKDALE PARENT:

                                    BROOKDALE LIVING COMMUNITIES, INC., a
                                    Delaware corporation

                                    By: /s/ R. Stanley Young
                                        ---------------------------------------
                                        R. Stanley Young
                                        Its Executive Vice President, Chief
                                        Financial Officer and Treasurer